UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 18, 2006

Date of Report (Date of earliest event reported)

 Commission File Number: 000-28915

Sonoran Energy, Inc.

(Exact name of registrant as specified in its charter)

 Washington, United States

(State or other jurisdiction of incorporation or organization)

13-4093341

(I.R.S. Employer ID Number)

3100 W. Ray Road, Ste 130, Chandler, AZ  85226

(Address of principal executive offices) (Zip code)

480-963-8800

     (Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Election of Directors and Appointment of Principal Officers

On July 18, 2006, the Board of Directors of Sonoran Energy, Inc. (the "Company") appointed Robert M. King to fill a vacant director position on the Board.

From 2002 to September 2004, Mr. King was co-founder and Managing Director of Red Oak Capital Management, LLC, a private firm which raises capital for development drilling projects and provides other similar advisory services for small oil and gas companies.  From January 1996 to December 2001, Mr. King served as Senior Vice-President and Chief Financial Officer of Nuevo Energy Company.  With Nuevo, Mr. King led all financial functions of the company, evaluated investment opportunities and participated in the evaluation, structuring, and closing of acquisitions and divestitures.  Mr. King also participated in the restructuring of Nuevo's corporate governance and implemented a value-based measurement and management compensation program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2006

SONORAN ENERGY, INC.

/s/ Peter Rosenthal

Peter Rosenthal

President and Chief Executive Officer